UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2012

Commission File Number: 000-23575

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	77-0446957
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

     445 Pine Avenue, Goleta, California               93117
        (Address of principal executive offices)       (Zip code)

(805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2012, the Company received notice from The Federal Reserve Board of San Francisco (FRBSF) regarding the appointment of Martin E. Plourd as President and Chief Executive Officer of Community West Bancshares.  In the notice, the FRBSF offered no objection to the proposal.  Mr. Plourd joined Community West Bank in November 2011 as President and CEO of the Bank.

Item 5.07  Submission of Matters to a Vote of Security Holders

The Company held its 2012 annual meeting of shareholders (“Meeting”) on May 24, 2012.  There were issued and outstanding and entitled to vote at the Annual Meeting 5,989,510 shares of common stock.  Present at the meeting, in person or by proxy, were 5,155,057 shares of common stock of the Company.  The matters set forth below were voted upon:

Proposal No. 1 – Election of Directors

The election of nine nominees for the Board of Directors who will serve for a one-year term was voted on by the stockholders.  The Inspector of Elections certified the following vote tabulations for the nominees, all of whom were elected:

	Votes For	Votes Withheld	Non Votes

Robert H. Bartlein	3,497,612	209,869	1,447,576
Jean W. Blois	3,509,300	198,181	1,447,576
John D. Illgen	3,545,013	162,468	1,447,576
Shereef Moharram	3,567,050	140,431	1,447,576
Eric Onnen	3,579,515	127,966	1,447,576
William R. Peeples	3,539,820	167,661	1,447,576
Martin E. Plourd	3,585,840	121,641	1,447,576
James R. Sims, Jr.	3,539,268	168,213	1,447,576
Kirk B. Stovesand	3,573,150	134,331	1,447,576

Proposal No. 2 – A Non-Binding Resolution To Approve The Compensation Of The Named Executive Officers

The Inspector of Elections certified the following vote tabulations for the proposal which passed with more than the required number of “for” votes:

Votes For	Votes Against	Votes Abstain	Non Votes
3,434,865	221,125	51,491	1,447,576

Proposal No. 3 - Ratification Of The Company’s Independent Auditors.

The Inspector of Elections certified the following vote tabulations for the proposal which passed with more than the required number of “for” votes:

Votes For	Votes Against	Votes Abstain
5,099,425	5,801	49,831

Item 7.01.  Regulation FD Disclosure

On May 24, 2012, at the 2012 Annual Meeting of Shareholders of Community West Bancshares, members of management discussed the 2011 operating result and answered questions from those attending the Annual Meeting in person.

Exhibit 99.2 is a copy of the slides furnished for, and posted on the Company’s website, in connection with the presentation.  The slides are being furnished pursuant to item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section.   Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

The following exhibit are being furnished herewith:

Item 9.01.  Financial Statements and Exhibits

The following exhibit is being furnished herewith:

99.1	Press release dated May 29, 2012, entitled “Community West Bancshares Announces Results of Annual Meeting; Shareholders Approve All Proposals and Re-Elect All Nominated Directors to Board”

99.2	Investor Presentation of Community West Bancshares dated May 24, 2012

This Current Report on Form 8-K (including the Exhibit thereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on the current beliefs and expectations of the Company and its management and are subject to significant risks and uncertainties.  Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Report on Form 10-Q for the three months ended March 31, 2012, which have been filed with the Securities and Exchange Commission (SEC) and are available on the Company’s website at www.communitywest.com or the SEC’s website at www.sec.gov.  Community West Bancshares does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2012	COMMUNITY WEST BANCSHARES

	By:	/s/Charles G. Baltuskonis
Charles G. Baltuskonis
Executive Vice President and
Chief Financial Officer